Exhibit 10.3

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

SIXTH AMENDMENT TO DISTRIBUTORSHIP AGREEMENT

THIS SIXTH AMENDMENT to Distributorship Agreement (“Amendment”) is made this __ day of June, 2019 by and between Oxford Immunotec Limited, a company incorporated in England with number 04516079, whose registered office is at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire OX154 4RZ (the “Company”) and Fosun Long March Medical Science Co. Ltd., (registration number Shanghai Joint-Venture 000422) whose registered office and principal place of business is both at 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai I”) and Shanghai Xin Chang Medical Device Co. Ltd (registration number 310110000477786), whose registered office and principal place of business is at number 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai II”) Fosun Shanghai I and Fosun Shanghai II are herein collectively referred to as “Distributors”.

Whereas,

A.     The Company and Distributors are parties to a Distributorship Agreement dated 8 October 2013 (the “Distributorship Agreement”), and amended on or about 22 April 2015 (the “First Amendment”), 3 November 2016 (the “Second Amendment”), December 20, 2017 (the “Third Amendment”), 5 June 2018 (the “Fourth Amendment”) and 17 September 2018 (the “Fifth Amendment”) pursuant to which Distributors were appointed to distribute Company’s Products in the Territory; and,

B.     The Company and Distributors now wish to further amend the Distributorship Agreement to incorporate the terms and conditions as set forth in this Amendment.

IT IS AGREED as follows:

1.     Except to the extent defined in this Amendment, all capitalized terms shall have the definitions provided in the Distributorship Agreement.

2.     Paragraphs 2 and 3 of the Fifth Amendment are hereby deleted in their entirety. The parties agree that this Amendment sets forth the rebate terms applicable to the Contract Year commencing 1 January 2019 (the “2019 Calendar Year”).

3.     For the 2019 Contract Year, in the event Fosun orders and receives at least a total of [***] Kits (the “2019 Target Kits”) on or before 31 December 2019 and pays for the 2019 Target Kits on or before January 17, 2020, Fosun shall be entitled to a rebate equal to [***] of the total amount paid by Fosun for the 2019 Target Kits (the “2019 Rebate”). Payment of the 2019 Rebate is expressly conditioned on Fosun’s compliance with the all regulatory requirements and the terms of the Distributorship Agreement, including all terms relating or otherwise pertaining to [***]. The 2019 Rebate is further expressly conditioned upon Fosun’s order of and payment for [***] units of Xtend at current pricing. If applicable, the 2019 Rebate shall be applied as a credit against the invoice arising from Fosun’s first order in 2020 for Kits (the “First 2020 Order”). To the extent the 2019 Rebate exceeds the First 2020 Order, the 2019 Rebate shall be applied to subsequent Kit orders in 2020 until exhausted.

4.     For the 2019 Contract Year, OI shall provide Fosun with a marketing allowance in the amount of [***] (the “2019 Marketing Allowance”). The following terms apply to the 2019 Marketing Allowance:

a.     The 2019 Marketing Allowance shall be paid in equal quarterly amounts [***] calendar days following the close of a calendar quarter.

b.     Payment of the 2019 Marketing Allowance is expressly conditioned upon:

i.     [***]

a.     [***]

b.     [***]

ii.     [***]

iii.     Fosun’s compliance with the terms of the Distributorship Agreement in relation to reporting.

c.     For purposes of evaluating Fosun’s compliance with subparagraph 4(b) above, Fosun shall provide the Company with the following information no later than [***] days following the close of each calendar quarter:

i.      [***]

ii.     [***]

iii.     [***]

iv.     [***]

v.      [***]

vi.     [***]

5.     Except as amended hereby, all other terms of the Distributorship Agreement, as amended, shall remain in full force and eff

IN WITNESS that this Amendment has been executed by duly authorized officers of the parties to the Agreement the day and year first above written.

For and on behalf of Oxford Immunotec Limited

Signature: /s/ Stefan Linn

Name: Stefan Linn

Title:     COO

Date: July 11, 2019

Place: Shanghai

For and on behalf of Shanghai Fosun Long March Medical Science Co. Ltd.

Signature: /s/ Weijiang Wang

Name: Weijiang Wang

Title: General Manager

Date: July 11, 2019

Place: Shanghai

For and on behalf of Shanghai Xin Chang Medical Device Co. Ltd.

Signature: /s/ Xiaobo Yang

Name: Xiaobo Yang

Title: General Manager

Date: July 11, 2019

Place: Shanghai

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